First Harvest Corp. Announces Name Change

to Arias Intel Corp.

Shares to begin trading today under the new stock ticker symbol “ASNT”

TAMPA, FL – (Marketwired) – December 1, 2017 — First Harvest Corp. (OTC PINK: HVST), announced today the company will begin operating and trading under the new name and symbol, Arias Intel Corp. (OTC PINK: ASNT) (“the Company” or “Arias”).

Management believes the name change reflects both the evolution of the Company, as well as its vision for the future. “We believe the new name better articulates our plans to build a digital media platform for tech, media and gaming,” said Kevin Gillespie, Chief Executive Officer. “Our goal is to continue to build value in the Company through the commercialization of technology and create long-term value for our shareholders.”

Commencing today, the Company’s common stock will begin trading under the new stock ticker symbol “ASNT” on the OTC Pink. There is no corporate change other than the name and symbol change. Current shareholders may continue to hold their original stock certificates; however, the Company’s transfer agent will provide information to shareholders if they wish to have new certificates issued.

About Arias Intel Corp.

Arias Intel Corp. is a digital media platform for tech, media, and gaming, which includes mobile apps and gaming, augmented and virtual reality, on-demand delivery, digital and social media, and e-commerce. The Company plans to generate revenue through in-app purchases, service fees, and cross-channel advertising.

The Company’s focus is on developing innovative technologies that leverage connectivity, distribution, and social networks. The Company intends to use its digital platforms to implement its unique marketing strategy that empowers viral and social mechanisms to reach a growing demographic that utilizes: (1) mobile apps and gaming, (2) social media, and (3) on-demand delivery. The Company believes its platforms are entertaining, convenient, and scalable.

By combining these three fast growing business sectors – mobile apps and gaming, social media, and on-demand delivery, along with our experienced development team led by the former EVP of Activision, management believes the Company’s business platform can develop into a premier technology medium that attracts, engages, and monetizes.

The Company intends to use its platform to build its subscriber base and boost users’ engagement within its digital platforms to gather analytics and target advertising directly to users based on their preferences. The Company is also exploring opportunities to expand a suite of mobile games and apps that target similar audience demographics. The Company may explore these opportunities through the acquisition of operating companies, asset purchases or internal development.

For more information, please visit: www.AriasIntel.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) . The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimated” and “intend,” among others. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties, and assumptions. Investors should read the risk factors set forth in the Company’s Annual Report on Form 10-K and other filings with the SEC. All of the Company’s forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date hereof.

Contact Information

Arias Intel Corp.

(877) 749-5909

info@AriasIntel.com

Hayden IR

(917) 658-7878

hart@haydenir.com